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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2008

CAPITAL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Rhode Island
(State or other jurisdiction of incorporation)

0-9380	05-0386287

(Commission File Number)	(IRS Employer Identification Number)
100 Dexter Road, East Providence, Rhode Island 02914
(Address of principal executive offices)
(401) 435-7171
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obli- gation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
On August 5, 2008, Capital Properties, Inc. (the “Company”) issued a press release and sent a letter to shareholders in which it announced that on July 29, 2008, the Board of Directors of the Company unanimously approved a reverse stock split with the intended goal of facilitating a going private transaction. Copies of the press release and letter to shareholders are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c)      Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated August 5, 2008

99.2	Letter to Shareholders dated August 5, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.
By:	/s/ Barbara J. Dreyer
Barbara J. Dreyer
Treasurer

Date: August 5, 2008